AMENDMENT NO. 1 TO

SECURED CONVERTIBLE DEBENTURE NO. TCHL-1-1

THIS AMENDMENT NO. 1 TO SECURED CONVERTIBLE DEBENTURE NO. TCHL-1-1 (this “Amendment”), is entered into by and between TECH LABORATORIES, INC. a New Jersey corporation (the “Company”), and the undersigned Buyer (the “Buyer”).

WHEREAS:

A. The Company hereto previously issued to the Buyer that certain Secured Convertible Debenture No. TCHL-1-1 dated April 20, 2007 (the "Debenture").

B. The parties to the Debenture now desire to amend certain provisions set forth in the Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. AMENDMENT OF SECTION 4(a)(ii) “Conversion Price”. Section 4 (a)(ii) of the Debenture is hereby amended and replaced in its entirety with the following:

“(ii) “Conversion Price” means, as of any Conversion Date the lesser of (a) $0.04 (the “Fixed Conversion Price”), subject to adjustment as provided herein, or (b) eighty percent (80%) of the lowest Closing Bid Price of the Company’s Common Stock during the ten (10) Trading Days immediately preceding the Conversion Date (the “Market Conversion Price”).

2. EFFECT ON OTHER TERMS. This Amendment shall be deemed effective as of May 31, 2007. All other terms set forth in the Debenture shall remain unchanged and this Amendment, and the Debenture shall be deemed a single integrated agreement for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment to the Debenture to be duly executed as of day and year first above written.

COMPANY: TECH LABORATORIES, INC.

By:	/s/ John King
Name: John King Title: Director and Chief Executive Officer

BUYER: CORNELL CAPITAL PARTNERS, L.P.

By:	Yorkville Advisors, LLC
Its:	General Partner

By:	/s/ Mark Angelo
Name: Mark Angelo Title: President and Portfolio Manager